THE BANK
LOAN MODIFICATION/RENEWAL AGREEMENT
K-TRON AMERICA, INC.
Routes 55 & 553
Pitman, NJ 08071

Date; July 5, 2005	Loan #6039359-6600
Original Amount: $5,000,000.00	Annual Fee: $12,500.00
Current Balance: $1,400,000.00	Maturity Date: July 5, 2007
WHEREAS, the Borrower executed the note referred to above on June 24, 1998, and,
WHEREAS, the note, security agreement and commitment letter executed by K-Tron America, Inc. (“Borrower”) and K-Tron International, Inc. (“Guarantor”) allow a modification of interest rate, due date or other terms or conditions without affecting the priority of The Bank’s lien.
NOW, therefore, in consideration of an annual fee of $12,500.00, the above referenced note is extended and modified as follows:
IT IS HEREBY AGREED THAT THE ABOVE NUMBERED NOTE SHALL BECOME DUE JULY 5, 2007. DURING THE TERMS OF THE RENEWAL, PAYMENTS OF INTEREST ONLY SHALL BE DUE EACH MONTH BEGINNING AUGUST 1, 2005.
IT IS FURTHER AGREED THAT THE INTEREST RATE SHALL BE REDUCED TO PRIME RATE (AS DEFINED IN THE NOTE) MINUS 1/2%, EFFECTIVE WITH THE DATE OF THIS LOAN MODIFICATION/RENEWAL AGREEMENT.
IT IS FURTHER AGREED THAT UNTIL ALL OBLIGATIONS HEREUNDER ARE FULLY PAID AND DISCHARGED, BORROWER AND GUARANTOR WILL NOT WITHOUT THE PRIOR WRITTEN CONSENT OF THE BANK.
A.	PERMIT THE CONSOLIDATED DEBT TO WORTH RATIO OF GUARANTOR TO BE MORE THAN 1.10 AT FISCAL YEAR-END 2005 AND EACH FISCAL YEAR-END THEREAFTER.

B.	PERMIT THE CONSOLIDATED NET WORTH OF GUARANTOR TO BE LESS THAN $40 MILLION AT FISCAL YEAR-END 2005 AND EACH FISCAL YEAR-END THEREAFTER.
BOTH OF THE ABOVE COVENANTS SHALL BE CALCULATED EXCLUSIVE OF DECLINES DUE TO CHANGES IN FOREIGN EXCHANGE RATES SUBSEQUENT TO JANUARY 1, 2005, AND THEY REPLACE ALL PRIOR COVENANTS WITH RESPECT TO THE SUBJECT MATTER THEREOF.
FURTHER, BOTH OF THE ABOVE COVENANTS SHALL BE CALCULATED WITHOUT TAKING INTO ACCOUNT THE RESULTS OF PENN CRUSHER CORPORATION AND ITS SUBSIDIARIES.

K-TRON AMERICA, INC.	Page 2
IT IS FURTHER AGREED THAT ANY EXISTING PROHIBITION REGARDING MERGERS OR ACQUISITIONS BY GUARANTOR OR ITS SUBSIDIARIES WITHOUT THE WRITTEN APPROVAL OF THE BANK IS HEREBY ELIMINATED.
All terms and conditions of the original note, commitment letter, existing loan documents and any security thereto attached are fully incorporated herein and fully ratified except as specifically modified by this modification agreement or any other prior modification agreement among the parties or any prior waiver.

ACCEPTED BY:

THE BANK		K-TRON AMERICA, INC.

By:	/s/ David J. Hanrahan Sr.	By:	/s/ Patricia Moore

	David J. Hanrahan Sr.		Patricia Moore
	Executive Vice President		Vice President of Finance

Date:		Date: JULY 11, 2005

K-TRON INTERNATIONAL, INC.

		By:	/s/ R. Remick

Ronald Remick
Senior Vice President, CFO
and Treasurer

Date: JULY 11, 2005